Exhibit 99.1

NEWS BULLETIN
FOR IMMEDIATE RELEASE
October 25, 2005

                                   AAON, Inc.
                  2425 South Yukon Ave. o Tulsa, OK 74107-2728
                  o Ph: (918) 583-2266 o Fax: (918) 583-6094 o
                             o http://www.aaon.com o
                  ---------------------------------------------
                            For Further Information:
         Jerry R. Levine  o Phone: (914) 244-0292 o Fax: (914) 244-0295
                      Email: jerry.levine@worldnet.att.net
--------------------------------------------------------------------------------

                     AAON REPORTS HIGHER SALES AND EARNINGS


Tulsa, OK, October 25, 2005 - AAON, Inc. (NASDAQ-AAON) today announced its operating results for the third quarter and nine-month period ended September 30, 2005.

In the quarter, revenues were $48,136,000, up 1.6% from $47,387,000 during the corresponding period in 2004, and net income increased 81.1% to $2,766,000 or $0.22 per share compared to $1,527,000 or $0.12 per share for the same period a year ago.

Norman H. Asbjornson, President and CEO, stated that the Company's ability to achieve gross margins aligned more closely with historical gross margin levels enabled the Company to increase earnings despite continued, relatively high material costs, a loss by AAON Canada and an increase in SG&A expenses.

Net sales for the first nine months of 2005 were up 6.6%, $136,310,000, compared to $127,249,000 in 2004, and earnings increased by 68.9% to $9,177,000 or $0.72 per share, compared to $5,435,000 or $0.42 per share. All per share earnings are on a diluted basis.

Mr. Asbjornson said that "based on the first nine months' results and other relevant factors, we expect 2005 to produce both higher sales and earnings than 2004."

Certain statements in this news release may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. Statements regarding future prospects and developments are based upon current expectations and involve certain risks and uncertainties that could cause actual results and developments to differ materially from the forward-looking statements.

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

                            AAON, Inc. & Subsidiaries
                      Consolidated Statements of Operations
                                   (unaudited)
                                                    Three Months Ended                             Nine Months Ended
                                          Sept. 30, 2005         Sept. 30, 2004          Sept. 30, 2005       Sept. 30, 2004
                                          -------------------------------------------------------------------------------------
                                                            (In thousands, except share and per share data)
Net sales                                     $  48,136              $  47,387               $ 136,310            $ 127,249

Cost of sales                                    39,493                 41,424                 109,245              107,533
                                          ----------------       ----------------        ----------------     ----------------
      Gross profit                                8,643                  5,963                  27,065               19,716

Selling, general and
    administrative expenses                       4,417                  3,405                  12,963               11,163
                                          ----------------       ----------------        ----------------     ----------------
      Income from operations                      4,226                  2,558                  14,102                8,553

Interest expense                                     (4)                    (8)                    (12)                 (35)

Interest income                                      19                     10                      44                  174

Other income (expense), net                         167                    144                     331                  422
                                          ----------------       ----------------        ----------------     ----------------
Income before income taxes                        4,408                  2,704                  14,465                9,114

Income tax provision                              1,642                  1,177                   5,288                3,679
                                          ----------------       ----------------        ----------------     ----------------
      Net income                              $   2,766              $   1,527               $   9,177            $   5,435
                                          ================       ================        ================     ================

Earnings Per Share:
   Basic                                      $    0.22              $    0.12               $    0.74            $    0.44
                                          ================       ================        ================     ================
   Diluted                                    $    0.22              $    0.12               $    0.72            $    0.42
                                          ================       ================        ================     ================

Weighted Average Shares Outstanding:
   Basic                                     12,331,957             12,420,941              12,359,421           12,453,360
                                          ================       ================        ================     ================
   Diluted                                   12,739,896             12,898,497              12,773,570           12,954,207
                                          ================       ================        ================     ================

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

                                   AAON, Inc.
                           Consolidated Balance Sheets
                                   (unaudited)
                                                                      September 30,                    December 31,
                                                                           2005                            2004
                                                                 ---------------------------------------------------------
                                                                     (In thousands, except share and per share data)
     Assets
     Current assets:
          Cash and cash equivalents                                     $     394                        $     994
          Certificate of deposit                                                -                            3,000
          Accounts receivable, net                                         33,487                           27,121
          Inventories, net                                                 23,444                           20,868
          Prepaid expenses and other                                          647                              478
          Deferred tax assets                                               4,984                            3,537
                                                                 ------------------------         ------------------------
     Total current assets                                                  62,956                           55,998
                                                                 ------------------------         ------------------------

     Property, plant and equipment
          Land                                                              2,187                            2,082
          Buildings                                                        28,319                           26,805
          Machinery and equipment                                          58,809                           52,540
          Furniture and fixtures                                            5,366                            4,819
                                                                 ------------------------         ------------------------
          Total property, plant & equipment                                94,681                           86,246
          Less:  accumulated depreciation                                  43,020                           37,017
                                                                 ------------------------         ------------------------
          Net property, plant & equipment                                  51,661                           49,229
                                                                 ------------------------         ------------------------

          Notes receivable, long-term                                          75                                -
                                                                 ------------------------         ------------------------
     Total assets                                                       $ 114,692                        $ 105,227
                                                                 ========================         ========================

     Liabilities and Stockholders' Equity
     Current Liabilities:
          Revolving credit facility                                           445                                -
          Current maturities of long-term debt                                108                              108
          Accounts payable                                                 14,112                           12,882
          Accrued liabilities                                              15,874                           15,069
                                                                 ------------------------         ------------------------
     Total current liabilities                                             30,539                           28,059
                                                                 ------------------------         ------------------------
     Long-term debt, less current maturities                                   86                              167
                                                                 ------------------------         ------------------------
     Deferred tax liabilities                                               5,494                            5,830
                                                                 ------------------------         ------------------------

     Stockholders' equity:
          Preferred Stock, $.001 par, 5,000,000 shares
              authorized, no shares issued                                      -                                -
          Common Stock, $.004 par, 50,000,000 shares
              authorized, and 12,311,402 and 12,349,583
              issued and outstanding at September 30, 2005,
              and December 31, 2004, respectively                              49                               50
          Accumulated other comprehensive loss                                419                              247
          Retained earnings                                                78,105                           70,874
                                                                 ------------------------         ------------------------
     Total stockholders' equity                                            78,573                           71,171
                                                                 ------------------------         ------------------------
     Total liabilities and stockholders' equity                         $ 114,692                        $ 105,227
                                                                 ========================         ========================

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

                                   AAON, Inc.
                      Consolidated Statements of Cash Flows
                                   (unaudited)
                                                                                 Nine Months                   Nine Months
                                                                                    Ended                         Ended
                                                                             September 30, 2005            September 30, 2004
                                                                          --------------------------------------------------------
                                                                                              (in thousands)
Operating Activities
     Net income                                                                      $  9,177                      $  5,435
       Adjustments to reconcile net income to net
       cash provided by operating activities:
         Depreciation                                                                   6,203                         4,474
         Provision for losses on accounts receivable                                      361                           486
         Loss on disposition of assets                                                     28                             4
         Deferred income taxes                                                         (1,783)                         (955)
       Changes in assets and liabilities, net of effects of acquisition:
            Accounts receivable                                                        (6,727)                       (8,138)
            Inventories                                                                (2,576)                       (1,487)
            Prepaid expenses and other                                                   (169)                        2,213
            Accounts payable                                                            1,230                          (533)
            Accrued liabilities                                                         1,462                         4,996
                                                                          --------------------------------------------------------
     Net cash provided by operating activities                                          7,206                         6,495

INVESTING ACTIVITIES
     Cash paid for acquisition                                                              -                        (1,778)
     Proceeds from sale of property, plant and equipment                                    -                            13
     Proceeds from matured certificate of deposit                                       3,000                        10,000
     Investment in certificate of deposit                                                   -                        (2,000)
     Notes receivable, long-term                                                          (75)                            -
     Capital expenditures                                                              (8,663)                      (13,206)
                                                                          --------------------------------------------------------
     Net cash used in investing activities                                             (5,738)                       (6,971)

FINANCING ACTIVITIES
     Borrowings under revolving credit facility                                        16,948                        42,759
     Payments under revolving credit facility                                         (16,503)                      (44,912)
     Payments on long-term debt                                                           (81)                            -
     Stock options exercised                                                              772                           439
     Repurchase of stock                                                               (3,376)                       (4,007)
                                                                          --------------------------------------------------------
     Net cash used in financing activities                                             (2,240)                       (5,721)
                                                                          --------------------------------------------------------

Effect of exchange rate on cash                                                           172                            24
                                                                          --------------------------------------------------------
Net decrease in cash                                                                     (600)                       (6,173)
                                                                          --------------------------------------------------------
Cash and cash equivalents, beginning of period                                            994                         6,186
                                                                          --------------------------------------------------------
Cash and cash equivalents, end of period                                             $    394                      $     13
                                                                          ========================================================

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